When famed designer Tracey Reese returned in 2019 to her native Detroit from New York, she was on a mission. Since the 1990s, her work had appeared on the cover of every major fashion magazine and worn by celebrities including Michelle Obama, Taylor Swift and Oprah Winfrey. Now she wanted to launch a new sustainability-focused line that would make a broader social impact.

Reese established Hope for Flowers fashionwear to empower women and young people through arts programming for public schools and collaboration with local artisans in Detroit. Reese says she wants to help “make Detroit a creative space where people can come and create together.”

Move-in day was this week. The designer’s ambitious venture now will be headquartered in a new real estate development created to further strengthen one of the Motor City’s most historic neighborhoods and its residents. The Freelon at Sugar Hill is a $35.1 million, 68-apartment project that includes affordable housing for veterans and others, as well as commercial space for social entrepreneurs like Reese.

This month, the mixed-use, mixed-income development was named the Community Development Real Estate Qualified Low-income Community Investment (QLICI) of the Year by the Novogradac Journal of Tax Credits. The AFL-CIO Housing Investment Trust’s subsidiary Building America CDE provided $14.5 million in New Markets Tax Credits to the project.

Built entirely by union workers, the site is across from the John D. Dingell VA Medical Center. Twenty of 68 apartments are reserved for residents earning between 30 percent and 80 percent of the area median income. Twelve units are fully furnished apartments set aside as deeply affordable for veterans who have experienced homelessness. The remaining units will be marketed to artists, teachers and professionals from the surrounding arts community and medical campuses.

Developed by Boston-based Preservation of Affordable Housing (POAH) and Develop Detroit, the project has been hailed by local leaders. “We are creating a city where all Detroiters, no matter their income, no matter their background, have access to quality affordable housing,” said Detroit Mayor Mike Duggan.

The Freelon at Sugar Hill was one of the last developments famed architect Phil Freelon designed before his death in 2019. His work included Washington, DC’s Smithsonian National Museum of African American History and Culture and Atlanta’s National Center for Civil and Human Rights.

The center of Detroit’s jazz and entertainment scene between the 1940s and 1960s, the Sugar Hill Arts District was designated a national and local historic district in 2002. Today the midtown neighborhood is home to cultural anchors such as the Museum of Contemporary Art Detroit and the N’Namdi Center for Contemporary Art.

Building America’s CEO Harpreet Peleg accepted the QLICI award along with the lending partners at Novogradac’s June 8 awards ceremony in Washington, DC. Ms. Peleg noted the development exemplified the CDE’s mission.

“We invest where our work will maximize the impact of union workers and dollars on a community and its residents,” said Ms. Peleg. “The Freelon at Sugar Hill stands as an example of how quality housing and jobs bring to neighborhoods the energy and vitality they need to thrive.”

About Building America

Building America CDE, Inc. was established as a subsidiary of the AFL-CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $240 million of these tax credits since 2011. More information is available on Building America’s website, www.buildingamericacde.com.

About the HIT

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at the HIT’s website or by calling 202-331-8055. The prospectus should be read carefully before investing.

Building America CDE, Inc. | 1227 25th Street NW, Suite 500, Washington, DC 20037

Unsubscribe [contact email]

Update Profile  |  Constant Contact Data Notice

Sent by info@aflcio-hit.com powered by

Try email marketing for free today!

IMPORTANT NOTICE: The information contained in this e-mail and any attachments are intended for the sole use of the intended recipient and may contain privileged and confidential information or otherwise constitute non-public information. If you are not the intended recipient, any use, disclosure, copying or distribution of this message or attachment is strictly prohibited and may be unlawful. If you are not the intended recipient or have received this e-mail in error, please delete the e-mail and all of its attachments immediately and contact the sender at 202-331-8055.

3